Chase Vista Select Funds

                        Supplement Dated August 19, 1999
                          Prospectus Dated June 1, 1999

SELECT SMALL CAP VALUE FUND

In the "The Fund's main investment strategy" section on page 54 of the Prospectus, in the first paragraph, the market capitalization will change to $1.5 billion or less at the time of purchase.

The following paragraphs replace "The Portfolio Managers" section on page 68 of the Prospectus:

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. He began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase. He is also Portfolio Manager of Chase Equity Growth Fund (since 1994) and Co-Manager of Chase Balanced Fund (since 1994) and Chase Core Equity Fund (since 1996).

SELECT BALANCED FUND

Mr. Lartigue and John Miller, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Miller, who is responsible for the debt portion of the Fund, joined Chase in 1986. Prior to joining Chase Mr. Miller held a position as Vice President, Portfolio Manager for AMEV Advisors, Inc. Before that he held positions as an investment and credit manager. Both have been managing the Fund since August 1999. Mr. Miller is also Portfolio Manager of Chase U.S. Government Securities Fund (since 1995) and Chase Income Fund (since 1994).

SELECT EQUITY INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at Chase, is responsible for management of the Fund's portfolio. He has worked at Chase since 1983 in an investment management position. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999. He is also Portfolio Manager of Chase Equity Income Fund (since its inception in 1988).

SELECT LARGE CAP EQUITY FUND

Mr. Lartigue and Jeff Phelps, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Phelps joined Chase in 1997. Prior to joining Chase Mr. Phelps was employed by Houston
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Industries. Both have been managing the Fund since August 1999. Mr. Phelps is also a Co-Manager of Chase Core Equity Fund (since 1999).

SELECT LARGE CAP GROWTH FUND

Mr. Lartigue is responsible for management of the Fund's portfolio. He has been managing the Fund since August 1999.

SELECT NEW GROWTH OPPORTUNITIES FUND

Mr. Lartigue is responsible for management of the Fund's portfolio. He has been managing the Fund since August 1999.

SELECT SMALL CAP VALUE FUND

Mr. Heintz and Juliet Ellis, Senior Portfolio Manager for Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Ms. Ellis is also Portfolio Manager of Chase Small Capitalization Fund (since 1993).



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